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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: October 5, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS


     On October 6, 2005, the Company announced that on October 5, 2005, it closed the sale of the SEASCOUT, previously announced on August 31, 2005, to a Norwegian company for $10 million (net after certain expenses), which will result in a gain of approximately $1 million ($.06 per diluted share after tax effect). The SEASCOUT has been cold-stacked since its purchase in 2000.


     A copy of the press release announcing the closing of the sale of the SEASCOUT is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.



ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated October 6, 2005




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ATWOOD OCEANICS, INC.
                               (Registrant)



                               /s/ James M. Holland
                               James M. Holland
                               Senior Vice President


                               DATE: October 6, 2005




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                                  EXHIBIT INDEX


                            EXHIBIT NO. DESCRIPTION



EX - 99.1         Press Release dated October 6, 2005





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                                                              EXHIBIT EX. - 99.1


            ATWOOD OCEANICS ANNOUNCES CLOSING OF THE SALE OF SEASCOUT


Houston, Texas
6 October 2005


FOR IMMEDIATE RELEASE


     Atwood Oceanics, Inc. (a Houston based International Offshore Drilling Contractor - NYSE ATW) announced today that on October 5, 2005 it closed the sale of the SEASCOUT, previously announced on August 31, 2005, to a Norwegian company for $10 million (net after certain expenses), which will result in a gain of approximately $1 million ($.06 per diluted share after tax effect). The SEASCOUT has been cold-stacked since its purchase in 2000.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.


                                                          Contact:  Jim Holland
                                                                 (281) 749-7804
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